Exhibit 10.44
EXECUTION VERSION

FOURTH AMENDMENT TO LOAN AGREEMENT

This Fourth Amendment to Loan Agreement (this “Amendment”) is made as of November 30, 2016, by and among AMERICAN TOWER CORPORATION, as Borrower (the “Company”), TORONTO DOMINION (TEXAS) LLC, as Administrative Agent (the “Administrative Agent”), and the financial institutions whose names appear as lenders on the signature page hereof.

WHEREAS, the Company and the Administrative Agent are party to that certain Loan Agreement, dated as of September 19, 2014 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Loan Agreement”) among the Company, the Administrative Agent and the Lenders from time to time party thereto.

WHEREAS, the Company, the Administrative Agent and the Lenders have agreed to amend the Loan Agreement pursuant to Section 12.12 of the Loan Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereby agree as follows:

1.DEFINED TERMS. Unless otherwise defined herein, capitalized terms used herein shall have the meanings given to them in the Loan Agreement.

2.AMENDMENTS.

(a)The following definitions are added to Section 1.1 of the Loan Agreement in appropriate alphabetical order:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“EEA Financial Institution” means (a) any credit institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein and Norway.
“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
(b)The definition of “Defaulting Lender” in Section 1.1 of the Loan Agreement is hereby amended by inserting the phrase “or has become the subject of a Bail-In Action” at the end of clause (d)(i) thereof.

(c)The definition of “Maturity Date” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“Maturity Date” shall mean January 31, 2022, or such earlier date as payment of the Loans shall be due (whether by acceleration, reduction of the Commitments to zero or otherwise).
(d)Section 2.14 of the Loan Agreement is hereby amended by deleting the figure “$2,500,000,000” and substituting therefor the figure “$3,000,000,000.”

(e)The final proviso of Section 2.16(b) is hereby amended and restated in its entirety as follows:

provided, further, that except to the extent otherwise expressly agreed by the affected parties and subject to Section 12.24, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.
(f)Section 7.1(g) of the Loan Agreement is hereby amended by deleting the figure “$800,000,000” and substituting therefor the figure “$2,250,000,000.”

(g)Section 7.1(k) of the Loan Agreement is hereby amended by deleting the figure “$800,000,000” and substituting therefor the figure “$2,250,000,000.”

(h)Section 7.6 of the Loan Agreement is hereby amended and restated in its entirety as follows:

7.6    Total Company Leverage Ratio. As of the end of each fiscal quarter, the Company shall not permit the ratio of (a) Total Debt on such calculation date to (b) Adjusted EBITDA, as of the last day of such fiscal quarter to be greater than 6.00 to 1.00; provided that in lieu of the foregoing, for any such date occurring after a Qualified Acquisition (as defined below) and on or prior to the last day of the fourth full fiscal quarter of the Company after the consummation of such Qualified Acquisition, the Company will not permit such ratio as of such date to exceed 7.00 to 1.00.
“Qualified Acquisition” means an Acquisition by the Company or any Subsidiary which has been designated to the Lenders by an authorized officer of the Company as a “Qualified Acquisition” so long as, on a pro forma basis after giving effect to such Acquisition, the ratio of Total Debt to Adjusted EBITDA as of the last day of the most recently ended fiscal quarter of the Company (for which financial statements have been delivered pursuant to Section 6.1 or 6.2) prior to such acquisition would be no less than 5.00 to 1.00; provided that (i) no such designation may be made with respect to any Acquisition prior to the end of the fourth full fiscal quarter following the completion of the most recently consummated Qualified Acquisition unless the ratio of Total Debt to Adjusted EBITDA as of the last day of the most recently ended fiscal quarter of the Company (for which financial statements have been delivered pursuant to Section 6.1 or 6.2) prior to the consummation of such Acquisition was no greater than 5.50 to 1.00, (ii) the aggregate consideration for such Acquisition (including the aggregate principal amount of any Indebtedness assumed thereby) is equal to or greater than $850,000,000 and (iii) the Company may designate no more than three (3) such Acquisitions as a “Qualified Acquisition” during the term of this Agreement.
(i)A new Section 12.24 is hereby added to the Loan Agreement to read as follows:

12.24 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in this Agreement, any other Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(b)    the effects of any Bail-In Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement; or
(iii)    the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.
3.LETTER OF CREDIT COMMITMENTS. By execution of this Amendment, each of the Issuing Banks, the Administrative Agent and the Company agree that the L/C Commitments, effective upon the effectiveness of this Amendment, shall be as set forth on Schedule A to this Amendment; provided that Barclays Bank PLC shall have no obligation to issue Commercial Letters of Credit.

4.WAIVER; ASSIGNMENT. (a) The requirements of Sections 12.4 and 12.12(c) of the Loan Agreement are hereby waived to the extent that such Sections require prior notice or execution and delivery of an assignment agreement to effect an assignment by any Lender that does not agree to extend its Revolving Loan Commitment as set forth in this Amendment. Accordingly, after giving effect to this Amendment, only those Lenders listed on Schedule B to this Amendment shall have any Revolving Loan Commitment or be considered Lenders under the Loan Agreement, in such amounts as set forth on Schedule B. The execution of this Amendment is evidence of the consent of the Company, the Swingline Lender, the Issuing Banks and the Administrative Agent to assignment of the Assignor’s Revolving Loan Commitments to the Assignees, as required pursuant to Section 12.4(b)(iii) of the Loan Agreement.

(b)    For an agreed consideration, each Lender whose Revolving Loan Commitment is reduced or terminated by giving effect to this Amendment (each, an “Assignor”) hereby irrevocably sells and assigns to each Lender whose Revolving Loan Commitment is increased (or created) by giving effect to this Amendment (each, an “Assignee”), and each Assignee hereby irrevocably purchases and assumes from each Assignor, subject to and in accordance with this Amendment and the Loan Agreement, as of the Amendment Effective Date (as defined below), the Assigned Interests (as defined below). Such sales and assignments and purchases and assumptions shall be made on the terms set forth in Exhibit F to the Loan Agreement and shall comply with Section 12.4(b) of the Loan Agreement, notwithstanding any failure of such sales, assignments, purchases and assumptions to comply with (x) the minimum assignment requirement in Section 12.4(b)(i) of the Loan Agreement, (y) the requirement to pay the processing and recordation fees referenced in Section 12.4(b)(iv) of the Loan Agreement or (z) any requirement to execute and deliver an Assignment and Assumption in respect thereof. Without limiting the generality of the foregoing, each Assignee hereby makes the representations, warranties and agreements required to be made under Section 1 of Annex 1 to Exhibit F to the Loan Agreement by an Assignee, with respect to the Assigned Interests being assigned or assumed by such Assignee hereunder. Each sale and assignment hereunder is without recourse to any Assignor and, except as expressly provided in Section 1 of Annex 1 to Exhibit F to the Loan Agreement, without representation or warranty by any Assignor.
(c)    “Assigned Interest” means (i) all of the respective Assignors’ rights and obligations in their respective capacities as Lenders under the Loan Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the Revolving Loan Commitments of the respective Assignors to the extent being assigned under this Agreement and (ii) to the extent permitted to be assigned under Applicable Law, all claims, suits, causes of action and any other right of the respective Assignors (in their respective capacities as Lenders) against any Person, whether known or unknown, arising under or in connection with the Loan Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above.
(d)    On the Amendment Effective Date, subject to the terms and conditions set forth herein, (x) to the extent any Loans or funded L/C Obligations are outstanding on such date, each Assignee purchasing and assuming Assigned Interests pursuant to paragraph (b) above shall pay the purchase price for such Assigned Interests (equal to the principal amount of such outstanding Loans and funded L/C Obligations with respect to such Assigned Interest) by wire transfer of immediately available funds to the Administrative Agent not later than 12:00 Noon (New York City time), (y) the Company shall pay all accrued and unpaid interest and fees and other amounts accrued to but excluding the Amendment Effective Date for the account of each Assignor in respect of such Assignor’s Assigned Interests (including such amount, if any, as would be payable pursuant to Section 2.9 of the Loan Agreement if the outstanding Loans of such Assignor were prepaid in their entirety on the date of consummation of the assignment of the Assigned Interests) by wire transfer of immediately available funds to the Administrative Agent not later than 12:00 Noon (New York City time) and (z) the Administrative Agent shall pay to each of the Assignors, out of the amounts received by the Administrative Agent pursuant to clauses (x) and (y) above, the purchase price for the Assigned Interests assigned by such Assignor, pursuant hereto and all unpaid interest and fees and other amounts accrued for the account of each Assignor to but excluding the Amendment Effective Date by wire transfer of immediately available funds to the account designated by such Assignor to the Administrative Agent not later than 5:00 p.m. (New York City time) on the Amendment Effective Date.
5.BRING-DOWN OF REPRESENTATIONS. The Company hereby certifies that, as of the date of this Amendment, (i) the representations and warranties contained in Section 4.1 of the Loan Agreement are true and correct in all material respects, except for those representations and warranties that are qualified by materiality or Materially Adverse Effect, which shall be true and correct, both before and after giving effect to this Amendment, and after giving effect to any updates to information provided to the Lenders in accordance with the terms of the Loan Agreement except to the extent stated to have been made as of the Agreement Date, and (ii) no Default exists.

6.EFFECTIVENESS. This Amendment shall become effective upon (a) the Administrative Agent receiving this Amendment duly executed by the Company and all of the Lenders and (b) the payment in full of all fees and expenses required to be paid in connection with this Amendment to the Administrative Agent and the Lenders (the date such conditions are satisfied is the “Amendment Effective Date”).

7.NO OTHER AMENDMENTS. Except as provided herein, each of the other provisions of the Loan Agreement shall remain in full force and effect and are hereby ratified and confirmed. For the avoidance of doubt, the amendment of the definition of “Maturity Date” set forth herein shall not limit the option of the Company to renew the Revolving Loan Commitments as provided in Section 2.18 of the Loan Agreement.

8.COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic transmission shall be effective as delivery of a manually executed counterpart.

9.GOVERNING LAW. This Amendment shall be construed in accordance with and governed by the internal laws of the State of New York applicable to agreements made and performed in the State of New York.

10.MISCELLANEOUS.

(a)    On and after the effective date of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

(b)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(c)    On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed by their duly authorized officers, all as of the day and year above written.

COMPANY:	AMERICAN TOWER CORPORATION
	By:	/s/ Leah Stearns
	Name:	Leah Stearns
	Title:	Senior Vice President, Treasurer and Investor Relations

[Signature Page to Fourth Amendment to Loan Agreement]

LENDERS	TORONTO DOMINION (TEXAS) LLC, as Administrative Agent
	By:	/s/ Alice Mare
	Name:	Alice Mare
	Title:	Authorized Signatory

THE TORONTO-DOMINION BANK, New York Branch, as a Lender
	By:	/s/ Alice Mare
	Name:	Alice Mare
	Title:	Authorized Signatory

MIZUHO BANK, LTD., as a Lender
	By:	/s/ Daniel Guevara
	Name:	Daniel Guevara
	Title:	Authorized Signatory

BANK OF AMERICA, N.A., as a Lender
	By:	/s/ Marie F. Harrison
	Name:	Marie F. Harrison
	Title:	Vice President

Barclays Bank PLC, as a Lender
	By:	/s/ Ronnie Glenn
	Name:	Ronnie Glenn
	Title:	Vice President

Citibank, N.A., as a Lender
	By:	/s/ Michael Vondriska
	Name:	Michael Vondriska
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Lender
	By:	/s/ Peter Thauer
	Name:	Peter Thauer
	Title:	Managing Director

[Signature Page to Fourth Amendment to Loan Agreement]

The Bank of Tokyo-Mitsubishi UFJ, LTD., as a Lender
By:	/s/ Matthew Hillman
Name:	Matthew Hillman
Title:	Vice President

Morgan Stanley Bank, N.A., as a Lender
By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

ROYAL BANK OF CANADA, as a Lender
By:	/s/ Scott Johnson
Name:	Scott Johnson
Title:	Authorized Signatory

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, as a Lender
By:	/s/ Cara Younger
Name:	Cara Younger
Title:	Director

By:	/s/ Mauritio Benitez
Name:	Mauritio Benitez
Title:	Director

SANTANDER BANK, N.A., as a Lender
By:	/s/ Andres Barbosa
Name:	Andres Barbosa
Title:	Executive Director

The Bank of Nova Scotia, as a Lender
By:	/s/ Laura Gimena
Name:	Laura Gimena
Title:	Director

[Signature Page to Fourth Amendment to Loan Agreement]

[Societe Generale], as a Lender
By:	/s/ Shelley Yu
Name:	Shelley Yu
Title:	Director

Sumitomo Mitsui Banking Corporation, as a Lender
By:	/s/ David W. Kee
Name:	David W. Kee
Title:	Managing Director

GOLDMAN SACHS BANK USA, as a Lender
By:	/s/ Josh Rosenthal
Name:	Josh Rosenthal
Title:	Authorized Signatory

FIFTH THIRD BANK, as a Lender
By:	/s/ Eric Oberfield
Name:	Eric Oberfield
Title:	Managing Director

COMMERZBANK AG, NEW YORK BRANCH, as a Lender
By:	/s/ Tom Kang
Name:	Tom Kang
Title:	Head, TMT Coverage

By:	/s/ Michael Ravelo
Name:	Michael Ravelo
Title:	Director

HSBC Bank USA, National Association, as a Lender
By:	/s/ Michael Thilmany
Name:	Michael Thilmany
Title:	Director

[Signature Page to Fourth Amendment to Loan Agreement]

Agreed, and executed solely in its capacity as Assignor under Section 4 of the foregoing Amendment:

TORONTO DOMINION (TEXAS) LLC, as an Assignor
By:	/s/ Alice Mare
Name:	Alice Mare
Title:	Authorized Signatory

BNP Paribas, as an Assignor
By:	/s/ Barbara E. Nash
Name:	Barbara E. Nash
Title:	Managing Director

By:	/s/ Maria Mulic
Name:	Maria Mulic
Title:	Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
By:	/s/ Tanya Crossley
Name:	Tanya Crossley
Title:	Managing Director

By:	/s/ Kestrina Budina
Name:	Kestrina Budina
Title:	Director

[Signature Page to Fourth Amendment to Loan Agreement]

SCHEDULE A
L/C COMMITMENT AMOUNTS

Entity	L/C Commitment
The Toronto-Dominion Bank, New York Branch	$25,000,000
Mizuho Bank, Ltd.	$25,000,000
Bank of America, N.A.	$25,000,000
Barclays Bank PLC	$25,000,000
Citibank, N.A.	$25,000,000
JPMorgan Chase Bank, N.A.	$25,000,000
The Bank of Tokyo Mitsubishi UFJ, Ltd.	$15,000,000
Morgan Stanley Bank, N.A.	$10,000,000
Royal Bank of Canada	$25,000,000
Total	$200,000,000

SCHEDULE B
REVOLVING LOAN COMMITMENT AMOUNTS

Entity	Revolving Loan Commitment
The Toronto-Dominion Bank, New York Branch	$145,000,000
Bank of America, N.A.	$145,000,000
Barclays Bank PLC	$145,000,000
Citibank, N.A.	$145,000,000
JPMorgan Chase Bank, N.A.	$145,000,000
Mizuho Bank, Ltd.	$145,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$87,000,000
Morgan Stanley Bank, N.A.	$58,000,000
Royal Bank of Canada	$145,000,000
Banco Bilbao Vizcaya Argentaria, S.A. New York Branch	$115,000,000
Santander Bank, N.A.	$115,000,000
The Bank of Nova Scotia	$115,000,000
Societe Generale	$115,000,000
Sumitomo Mitsui Banking Corporation	$115,000,000
Goldman Sachs Bank USA	$95,000,000
Fifth Third Bank	$85,000,000
Commerzbank AG, New York Branch	$60,000,000
HSBC Bank USA, National Association	$25,000,000

Total	$2,000,000,000